UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 21, 2010
(Date of earliest event reported)

NOVELOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

One Gateway Center, Suite 504
Newton, MA  02458
(Address of principal executive offices)

(617) 244-1616
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 21, 2010, we entered into securities purchase agreements with institutional investors to sell units consisting of an aggregate of 21,428,576 shares of our common stock and five-year warrants to purchase up to an aggregate of 16,071,434 shares of our common stock at an exercise price of $0.07 per share, for gross proceeds of $1.5 million.  The estimated net proceeds of the offering, after deducting $120,000 in placement agent fees and an estimated $130,000 in other transaction expenses, will be $1.25 million.  Each unit consists of one share of common stock and a warrant to purchase 0.75 shares of common stock.  The price per unit at which the units are being sold in the offering is $0.07.

A copy of the form of securities purchase agreement entered into with the institutional investors is attached as Exhibit 10.1 to this current report and is incorporated in this description by reference.  A copy of the form of common stock purchase warrant that will be issued to the institutional investors pursuant to the offering is included as an exhibit to Exhibit 10.1 to this current report and is incorporated in this description by reference.

In connection with obtaining the consent of our preferred stockholders for the transaction, which they have granted pursuant to a consent and waiver dated July 6, 2010, as amended on July 21, 2010, we will issue five-year warrants to them for the purchase of up to an aggregate of 16,071,434 shares of common stock at an exercise price of $0.105 per share following the consummation of the transaction. The warrants will not be exercisable until we secure stockholder approval to amend our Certificate of Incorporation to increase the number of shares of common stock authorized thereunder to a sufficient number to cover the full exercise of these warrants.

The consent and waiver, and the amendment to the consent and waiver, are included as Exhibit 10.2 and Exhibit 10.3, respectively, to this current report and are incorporated in this description by reference. A copy of the form of incentive warrant that will be issued to our preferred stockholders pursuant to the consent and waiver, as amended, is included as an exhibit to Exhibit 10.3 to this current report and is incorporated in this description by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

A copy of the press release issued by us on July 22, 2010 announcing the signing of the securities purchase agreement is furnished as Exhibit 99.1 and is incorporated by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Title

10.1	Form of Securities Purchase Agreement dated July 21, 2010

10.2
Written Consent and Waiver of Holders of Series C Convertible Preferred Stock and Series E Convertible Preferred Stock dated July 6, 2010 (incorporated by reference to Exhibit 10.52 to the Amendment No. 2 to the company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on July 7, 2010)

10.3	Amendment to Consent and Waiver of Holders of Series C Convertible Preferred Stock and Series E Convertible Preferred Stock dated July 21, 2010

99.1	Press Release dated July 22, 2010 entitled “Novelos Therapeutics Announces $1.5 Million Registered Direct Offering”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2010	NOVELOS THERAPEUTICS, INC.

	By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title: President and Chief Executive Officer

EXHIBIT INDEX

Number	Title

10.1	Form of Securities Purchase Agreement dated July 21, 2010

10.2
Written Consent and Waiver of Holders of Series C Convertible Preferred Stock and Series E Convertible Preferred Stock dated July 6, 2010 (incorporated by reference to Exhibit 10.52 to the Amendment No. 2 to the company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on July 7, 2010)

10.3	Amendment to Consent and Waiver of Holders of Series C Convertible Preferred Stock and Series E Convertible Preferred Stock dated July 21, 2010

99.1	Press Release dated July 22, 2010 entitled “Novelos Therapeutics Announces $1.5 Million Registered Direct Offering”